                                                                    EXHIBIT 99.1

                             DOANE PRODUCTS COMPANY

                             LETTER OF TRANSMITTAL
                                      FOR
                           TENDER OF ALL OUTSTANDING
         SHARES OF 14.25% SENIOR EXCHANGEABLE PREFERRED STOCK DUE 2007
                                IN EXCHANGE FOR
         SHARES OF 14.25% SENIOR EXCHANGEABLE PREFERRED STOCK DUE 2007
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933


        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
         ON MARCH 12, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE")


           OLD SHARES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN
              AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE

                         DELIVER TO THE EXCHANGE AGENT:

                       U.S. TRUST COMPANY OF TEXAS, N.A.

               By Hand:                        By Overnight Courier:                       By Mail:
   U.S. Trust Company of Texas, N.A.     U.S. Trust Company of Texas, N.A.     U.S. Trust Company of Texas, N.A.
      111 Broadway -- Lower Level           770 Broadway -- 13th Floor          P.O. Box 841 -- Cooper Station
       New York, New York  10006             New York, New York  10003             New York, New York  10276
      Attention:  Corporate Trust           Attention:  Corporate Trust           Attention:  Corporate Trust
                                                                                 (registered or certified mail
                                                                                         recommended)

                           By Facsimile Transmission:
                        (for Eligible Institutions Only)
                                (212) 420-6155

                             Confirm by Telephone:
                                (212) 420-6668

                              ____________________

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


    The undersigned hereby acknowledges receipt and review of the Prospectus dated February 6, 1998 (the "Prospectus") of Doane Products Company, a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the offer of the Company (the "Exchange Offer") to exchange the Company's 14.25% Senior Exchangeable Preferred Stock Due 2007 (the "Exchange Shares"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like number of the Company's issued and outstanding 14.25% Senior Exchangeable
Preferred Stock Due 2007 (the "Old Shares"). Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.


    The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Shares of any extension by oral or written notice and will mail to the record holders of Old Shares an announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. The term "business day" shall mean any day which is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

    This Letter of Transmittal is to be used by a holder of Old Shares if original Old Shares, if available, are to be forwarded herewith or an Agent's Message is to be used if delivery of Old Shares is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" and "-- Book-Entry Transfer." Holders of Old Shares whose Old Shares are not immediately available, or who are unable to deliver their Old Shares and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Shares according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The term "holder" with respect to the Exchange Offer means any person in whose name Old Shares are registered on the books of the Company or any other person who has obtained a properly completed stock power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Shares must complete this Letter of Transmittal in its entirety.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

    THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.


    List below the Old Shares to which this Letter of Transmittal relates. If the space below is inadequate, list the certificate numbers and share amounts on a separate signed schedule and affix the list to this Letter of Transmittal.


--------------------------------------------------------------------------------
                       DESCRIPTION OF OLD SHARES TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of Registered
   Holder(s) Exactly as Name(s)
     Appear(s) on Old Shares
    (Please Fill In, If Blank)                       Old Share(s) Tendered
--------------------------------------------------------------------------------
                                               Certificate       Number of Old
                                               Number(s)*       Shares Tendered
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 *  Need not be completed by book-entry holders.
--------------------------------------------------------------------------------
[ ] CHECK HERE IF TENDERED OLD SHARES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

[ ] CHECK HERE IF TENDERED OLD SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered holder(s) of Old Shares:_________________________________

Date of Execution of Notice of Guaranteed Delivery:____________________________

Window Ticket Number (if available):___________________________________________

Name of Eligible Institution that Guaranteed Delivery:_________________________

Account Number (if delivered by book-entry transfer):__________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
    THERETO:

Name:__________________________________________________________________________

Address:_______________________________________________________________________


                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the number of Old Shares indicated above. Subject to and effective upon the acceptance for exchange of the number of Old Shares tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Old Shares tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Shares with full power of substitution to (i) deliver such Old Shares, or transfer ownership of such Old Shares on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Old Shares for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Shares, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Shares tendered hereby and to acquire the Exchange Shares issuable upon the exchange of such tendered Old Shares, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

    The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co. Inc., SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Mary Kay Cosmetics, Inc., SEC No-Action Letter (available June 5, 1991), that the Exchange Shares issued in exchange for the Old Shares pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Shares exchanged for such Exchange Shares directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Shares are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such Exchange Shares. The undersigned specifically represent(s) to the Company that (i) any Exchange Shares acquired in exchange for Old Shares tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Shares, whether or not the undersigned, (ii) the undersigned is not participating in, and has no arrangement with any person to participate in, the distribution of Exchange Shares, and (iii) neither the undersigned nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities
Act) of the Company or a broker-dealer tendering Old Shares acquired directly from the Company.

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Shares. If the undersigned is a broker-dealer that will receive Exchange Shares for its own account in exchange for Old Shares that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Shares; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Shares (i) the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Shares, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC, and (ii) a broker-dealer that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the Registration Agreement (including certain indemnification rights and obligations).

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Shares tendered hereby, including the transfer of such Old Shares on the account books maintained by the Book-Entry Transfer Facility.

    For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Shares when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Old Shares that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

    The undersigned acknowledges that the acceptance of properly tendered Old Shares by the Company pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.


     Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Shares issued in exchange for the Old Shares accepted for exchange and return any Old Shares not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Shares issued in exchange for the Old Shares accepted for exchange and any Old Shares not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Shares issued in exchange for the Old Shares accepted for exchange in the name(s) of, and return any Old Shares not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Shares from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Shares so tendered for exchange.

-----------------------------------------------------------   -------------------------------------------------------------
               SPECIAL ISSUANCE INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
                (SEE INSTRUCTIONS 5 AND 6)                                    (SEE INSTRUCTIONS 5 AND 6)

      To be completed ONLY (i) if Exchange Shares                    To be completed ONLY if Exchange Shares issued in
  issued in exchange for Old Shares accepted for                exchange for Old Shares accepted for exchange, are to
  exchange, are to be issued in the name of someone             be  mailed or delivered to someone other than the
  other than the undersigned, or (ii) if Old Shares             undersigned, or to the undersigned at an address other
  tendered by book-entry transfer which are not                 than that shown below the undersigned's signature.
  exchanged are to be returned by credit to an account
  maintained at the Book-Entry Transfer Facility other         Mail or deliver Exchange Shares and/or Old Shares to:
  than the account indicated above.

      Issue Exchange Shares and/or Old Shares to:               Name:
                                                                     --------------------------------------------------
                                                                                (Please Type or Print)
  Name:
       --------------------------------------------------       -------------------------------------------------------
                  (Please Type or Print)
                                                                Address:
  -------------------------------------------------------               -----------------------------------------------

  Address:
          -----------------------------------------------       -------------------------------------------------------
                                                                                   (include Zip Code)

  -------------------------------------------------------
                    (include Zip Code)
                                                                -------------------------------------------------------
                                                                    (Tax Identification or Social Security Number)
  -------------------------------------------------------
      (Tax Identification or Social Security Number)

  [ ] Credit unexchanged Old Shares delivered by book-entry transfer to the Book-Entry Transfer
      Facility set forth below:

      Book-Entry Transfer Facility Account Number:


              (Complete Substitute Form W-9)
-----------------------------------------------------------   -------------------------------------------------------------

--------------------------------------------------------------------------------
                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
                OLD SHARES ARE BEING PHYSICALLY TENDERED HEREBY
          (Complete Accompanying Substitute Form W-9 on Reverse Side)

X_______________________________________________________________________________

X_______________________________________________________________________________
             (Signature(s) of Registered Holder(s) of Old Shares)

      Dated______________________________________________________, 1998

(The  above lines must be signed by the registered holder(s) of Old
Shares as name(s) appear(s) on the Old Shares or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed stock power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Shares to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s):_______________________________________________________________________
                             (Please Type or Print)

Capacity:______________________________________________________________________

Address:_______________________________________________________________________
_______________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:________________________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SIGNATURE GUARANTEE
                         (If Required by Instruction 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:____________________________
                                                      (Authorized Signature)

 ______________________________________________________________________________
                                   (Title)

 ______________________________________________________________________________
                                (Name of Firm)

 ______________________________________________________________________________
                         (Address, Include Zip Code)


 ______________________________________________________________________________
                       (Area Code and Telephone Number)


 Dated:__________________________________________________________________, 1998

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. Delivery of this Letter of Transmittal and Old Shares or Book-Entry Confirmations. All physically delivered Old Shares or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Old Shares tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or Agent's Message or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Shares, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Shares should be sent to the Company.


     2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Shares and whose Old Shares are not immediately available or who cannot deliver their Old Shares, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an Agent's Message, must tender their Old Shares according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (1) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");
(ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Shares, the registration number(s) of such Old Shares and the number of Old Shares tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the Old Shares in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, must be deposited by the Eligible Institution with the Exchange Agent within five business days after the Expiration Date; and (iii) the certificates for all physically tendered shares of Old Shares, in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within five business days after the Expiration Date.


    Any holder of Old Shares who wishes to tender Old Shares pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Shares according to the guaranteed delivery procedures set forth above.

    See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

    3. Tender by Holder. Only a holder of Old Shares may tender such Old Shares in the Exchange Offer. Any beneficial holder of Old Shares who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Shares, either make appropriate arrangements to register ownership of the Old Shares in such holder's name or obtain a properly completed stock power from the registered holder.

    4. Signatures on this Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Shares tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Shares without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Shares.

    If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Shares listed and tendered hereby and the Exchange Shares issued in exchange therefor are to be issued to the registered holder, the said holder need not and should not endorse any tendered Old Shares, nor provide a separate stock power. In any other case, such holder must either properly endorse the Old Shares tendered or transmit a properly completed separate stock power with this Letter of Transmittal, with the signatures on the endorsement or stock power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Shares listed, such Old Shares must be endorsed or accompanied by appropriate stock powers, in each case signed as the name of the registered holder or holders appears on the Old Shares.

    If this Letter of Transmittal (or facsimile hereof) or any Old Shares or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

    Endorsements on Old Shares or signatures on stock powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

    No signature guarantee is required if (i) this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Shares tendered herein (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Old Shares) and the Exchange Shares are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, deposited to such participant's account at such Book-Entry Transfer Facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Registration Instructions" has been completed, or (ii) such Old Shares are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

    5. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Shares or substitute Old Shares not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

    6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Shares pursuant to the Exchange Offer. If, however, Exchange Shares or Old Shares not accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Shares tendered hereby, or if tendered Old Shares are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Shares pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD SHARES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. Tax Identification Number. Federal income tax law requires that a holder of any Old Shares which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Shares are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

    The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

    8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Shares will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Shares not properly tendered or any Old Shares its acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities in tenders as to particular Old Shares. The interpretation of the terms and conditions by the Company of the Exchange Offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Shares must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Old Shares nor shall any of them incur any liability for failure to give such notification.

    9. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

    10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Shares on transmittal of this Letter of Transmittal will be accepted.

    11. Mutilated, Lost, Stolen or Destroyed Old Shares. Any holder whose Old Shares have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    12. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

    13. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD SHARES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

----------------------------------------------------------------------------------------------------------------------
             SUBSTITUTE              PART 1 --  PLEASE PROVIDE YOUR TIN IN THE          Social Security Number
                                     BOX AT RIGHT  AND CERTIFY BY  SIGNING AND    OR Employer Identification Number
              FORM W-9               DATING BELOW


                                                                                 ------------------------------------
                                     ---------------------------------------------------------------------------------
     DEPARTMENT OF THE TREASURY
      INTERNAL REVENUE SERVICE
                                     PART 2 --    Certification -- Under penalties of      PART 3 --
                                                  perjury, I certify that:

                                     (1) The number shown on this form is my correct       Awaiting TIN [ ]
                                         Taxpayer Identification Number (or I am waiting
                                         for a number to be issued to me) and

                                     (2) I am not subject to backup withholding either     Please complete the
    PAYER'S REQUEST FOR TAXPAYER         because I have not been notified by the           Certificate of Awaiting
    IDENTIFICATION NUMBER (TIN)          Internal Revenue Service ("IRS") that I am        Taxpayer Identification
                                         subject to backup withholding as a result of      Number below.
                                         failure to report all interest or dividends, or
                                         the IRS has notified me that I am no longer
                                         subject to backup withholding.
                                     ---------------------------------------------------------------------------------

                                     Certificate Instructions  -- You must cross out item (2) in Part 2 above if you have been notified  by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                     SIGNATURE                                                     DATE        , 1998
                                               ---------------------------------------------------      -------
----------------------------------------------------------------------------------------------------------------------


NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
         PURSUANT TO THE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
         NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                                       THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

----------------------------------------------------------------------------------------------------------------------

                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

                                                                                                               , 1998
  ----------------------------------------------               ----------------------------------------------
                   Signature                                                      Date
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                         CERTIFICATE FOR FOREIGN RECORD HOLDERS

       Under penalties of perjury, I  certify that I am not a United States citizen or  resident (or I am signing for a foreign corporation, partnership, estate or trust).

                                                                                                               , 1998
----------------------------------------------                  ----------------------------------------------
             Signature                                                              Date
----------------------------------------------------------------------------------------------------------------------